SCHEDULE 14C INFORMATION
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

SKRM Interactive Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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INFORMATION STATEMENT
TO STOCKHOLDERS
OF
SKRM Interactive Inc.
11637 Orpington Street
Orlando, Florida 32817

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Information Statement is furnished to holders of shares of common stock, $0.0001 par value (the “Common Stock”), of SKRM Interactive Inc. (the “Company”) to notify such stockholders that on or about August 1, 2007, the Company received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Common Stock representing in excess of 50.1 % of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”):

•
Approving the Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the Company will change increase the authorized capital of the Company to a total of 200,000,000 shares of stock, consisting of 199,000,0000 shares of commons stock and 1,000,000 shares of preferred stock (the “Share Increase”).

•
The Company is to enter into a transaction with Sector 10 Services USA, Inc. to acquire the acquire 75% of the stock of Sector 10 Services USA, Inc. (“SECTOR 10”), a Nevada corporation for 65,000,000 of the issued and outstanding shares of common stock of SKMI.

This Information Statement describing the approval of the Share Increase and transaction with Sector 10 Services USA, Inc. (the “Stockholder Matter”) is first being mailed or furnished to the Company’s stockholders on or about October 15, 2007, and such matters shall not become effective until at least 20 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $7,500.

The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company’s voting stock.

OUTSTANDING VOTING SECURITIES

As of June 27, 2007 (the “Record Date”), out of the 50,000,000 shares of Common Stock authorized there were 26,148,294 shares of Common Stock issued and outstanding, and out of the 1,000,000 shares of preferred stock authorized there were no shares of the preferred stock outstanding.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company’s stockholders. Each share of Common Stock was entitled to one (1) vote.

http://www.secinfo.com/$/SEC/Registrant.asp?CIK=1161165The Company’s Board of Directors approved this action as of August 1, 2007, and recommended that the Articles of Incorporation be amended in order to effectuate the Share Increase.

The proposed Amendment to the Articles of Incorporation to increase the authorized capital of the Company to a total of 200,000,000 shares of stock, consisting of 199,000,000 shares of commons stock and 1,000,000 shares of preferred stock, will be filed with the Delaware Secretary of State on or about October 31, 2007. If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company’s shareholders at a special shareholder’s meeting convened for the specific purpose of approving the Amendment.

The Board of Directors of the Company has determined that all Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 27, 2007 the name and the number of shares of the Company’s Common Stock, par value $.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 26,148,294 issued and outstanding shares of the Company’s Common Stock, and the name and shareholdings of each director and of all officers and directors as a group.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentageof Class
OFFICERS, DIRECTORS AND FIVE PERCENT SHAREHOLDERS
Common Common Common	Charles Camorata Karen Pollino Jeffrey Martin (1)	200,000 200,000 22,650,156	0.06% 0.06% 77.7%

All officers and Directors as a Group (2) Persons 400,000	1.1%

(1)	Includes shares owned by Martin Consultants, Inc. and Am-Pac Investments.

Information Regarding Present Directors and Executive Officers

The following table sets forth as of June 27, 2007, the name, age, and position of each executive officer and director and the term of office of each director of the Company.

Name	Age	Title	Director or Officer Since
Charles Camorata	51	President, Chief Executive	01-31-04
		Officer and Director
Karen Pollino	54	Secretary / Treasurer	01-31-04
		and Director

The following is the business background of each officer and director:

Charles Camorata. Mr. Camorata was a founder of and has been employed by the Company since August 1999 and was appointed Chief Executive Officer and director of the Company on January 31, 2004. From 1980-1999 he was the owner and president of Camorata Productions, Inc. an entity which composed, arranged and produced music as well as designed audio and visual systems for theme parks and recording studios. He has composed and published 35 musical arrangements.

Karen Pollino. Ms. Pollino joined the Company in August 1999 and was appointed Secretary/Treasurer and director of the Company January 31, 2004. From 1997 to 1999, Ms. Pollino was employed by Martin Consultants, Inc. as Secretary/Treasurer. From 1990 to 1997 she was employed by Sorex Medical of Salt Lake City where she had oversight responsibility of purchasing and customer service.

Except as indicated below, to the knowledge of management, during the past five years, no present or former director, or executive officer of the Company:

(1) filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor defenses);

(3) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i) acting as a future commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company or engaging in or continuing any conduct or practice in connection with such activity;

(ii) engaging in any type of business practice; or

(iii) engaging in any activity in connection with the purchased or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or other wise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5) was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

(6) was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

EXECUTIVE COMPENSATION

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company’s last three completed fiscal years to the Company’s or its principal subsidiaries chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at March 31, 2006, the end of the Company’s last completed fiscal year):

Name	Fiscal Year	Compensation

Charles Camorata	2007	$50,000
Charles Camorata	2006	$50,000
Charles Camorata	2005	$50,000
Kevin Monson *	2004	None

* Resigned on January 31, 2004

Cash Compensation

There was no cash compensation, other than the $50,000 compensation to Charles Camorata paid to any director or executive officer of the Company during the fiscal years ended March 31, 2007, 2006, and 2005.

Bonuses and Deferred Compensation

None.

Compensation Pursuant to Plans.

None.

Pension Table

None.

Other Compensation

None.

Compensation of Directors.

None.

Termination of Employment and Change of Control Arrangement

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in Cash Compensation set out above which in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or change in the person’s responsibilities following a changing in control of the Company.

DESCRIPTION OF THE STOCKHOLDER MATTERS

Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation and related actions.

The Board of Directors (the “Board”) by unanimous written consent dated as of August 1, 2007, and certain stockholders (the “Majority Stockholders”), owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of August 1, 2007, approved and adopted resolutions to amend the Company’s Certificate of Incorporation. The Certificate of Amendment to the Company’s Certificate of Incorporation, to be filed on or about October 31, 2007 with the Secretary of State of the State of Delaware will increase the authorized capital of the Company to a total of 200,000,000 shares of stock, consisting of 199,000,000 shares of commons stock and 1,000,000 shares of preferred stock, and will not be effective earlier than 20 days after the mailing of this Information Statement.

Purpose of Proposed Share Increase

The Board of Directors has determined that the increase of the authorized capital of the Company to a total of 200,000,000 shares of stock, consisting of 199,000,000 shares of commons stock and 1,000,000 shares of preferred stock it will be in the best interests of the shareholders and is necessary to complete the transaction with Sector 10 Services USA, Inc.

Procedure for the Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation

The elimination of the need for a special meeting of the shareholders to approve the Amendment occurred when a majority of shares entitled to vote approved the Share Increase on August 1, 2007. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Required Approvals Obtained

The Board, by its unanimous written consent (the “Board Consent”), adopted resolutions approving the Certificate of Amendment to the Company’s Certificate of Incorporation to increase the authorized capital of the Company to a total of 200,000,000 shares of stock, consisting of 199,000,000 shares of commons stock and 1,000,000 shares of preferred stock On the Record Date, the only issued and outstanding shares of the Company’s capital stock entitled to vote on the proposed amendment were 29,148,294 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), of which the Majority Stockholders held in excess of 51% of the total stock entitled to vote on the proposed amendment. On August 1, 2007, the Majority Stockholders, by written consent in lieu of a meeting, approved the Certificate of Amendment to the Company’s Certificate of Incorporation, a copy of which is attached to this Information Statement as Exhibit A. No further consents, votes or proxies are or were necessary to effect the approval of Certificate of Amendment to the Company’s Certificate of Incorporation.

Transaction with Sector 10 Services USA, Inc.

On June 22, 2007, SKRM Interactive Inc. entered into a Letter of Intent to acquire 75% of the stock of Sector 10 Services USA, Inc. (“SECTOR 10”), a Nevada corporation for 65,000,000 of the issued and outstanding shares of common stock of SKMI.

Sector 10 Services USA, Inc. seeks to become the leading provider of pre-deployed emergency life response equipment across all Major US cities. Sector 10 is the exclusive provider of Pericles LogiX System in the United States. Sector 10’s core focus is on the first response solutions, utilizing two lines of patented products, Mobile Response United (“MRU”) and Stationary Response Units (“SRU”).

Sector 10 Services USA, Inc. seeks to become the leading provider of pre-deployed emergency life response equipment across all Major US cities. Sector 10 Services is the exclusive provider of Pericles LogiX System in the United States and Canada .

Sector 10 Services USA Inc. is uniquely positioned and charged to market and address the city centric emergency needs of all across the US and Canadian Cities with the Pericles LogiX System a structured and integrated emergency solution designed to pre-deploy emergency emergency and disaster response equipment to make US cities safer. Sector 10 Services USA Inc is the exclusive provider of the Pericles LogiX System in the US along with the SRU and MRU product line, organizing safety services to cities across the USA. Sector 10’s initial MRU design has been developed, produced, nationally test marketed and sold.

PRODUCT/SERVICES:

Sector 10 Services USA Inc. core focus is on first response solutions, utilizing two lines of patented products, Mobile response Units (MRU) and Stationary Response Units (SRU). Both product lines represent a leap forward is emergency response systems and evacuation aids. These unique comprehensive products represent a new product category for brand development.

Sector 10 Services USA inc. intends to provide replenishment & maintenance, customer service and education and training services. (Including EPA, OSHA, NIOSH & NFPA rules/guidelines). To expedite sales, the company will facilitate financial solutions through private or municipal leases

Major markets defined by the company include Multi-Story Buildings, Construction/Industrial Sites, Schools, Hospitals, Hazmat/Decontamination First Responder Teams

The Multi-Story Building market is the initial target market for Sector 10 Services USA Inc. Customers will primarily be the building owners and managers, institutions and the building tenants. Targeting the top 20 building managers in the U.S. is central to the sales implementation strategy. This complements the 80/20 principle, where a small number of building managers will make up over 80% of the market place. There are over 6 million U.S. buildings, 943,000 are over 7 stories and 400,000 are skyscrapers. This market alone represents the potential of up to $104 billion

COMPETITION:

There is no apparent direct competition for the MRU concept at this time. Sector 10 has not identified any enterprise currently manufacturing or marketing a pre-packaged, pre-deployable MRU. Competition is incorrectly identified as the 30,000 products in the existing emergency and safety industry. The numbers of these products are loosely bound fragmented mixture of inventors, distributors and manufacturers in an old distribution market. Sector 10 intends to provide a new channel of distribution in the marketplace. The distributors of the thousands of existing medical safety and communications products are potential customers of Sector 10 because the MRU is a new way to communicate, store, deliver, deploy and stage emergency relief and products. Those who specialize in safety and emergency products are typically a division or subsidiary of a larger organization.

OPPORTUNITY/RISK:

America’s war on terrorism provides extraordinary demand for this technology. Sector 10 Services USA, Inc has over 40,000 qualified leads in 7 target markets. The total U.S. market valuation for this new product category is estimated to be $154 billion. Sector 10 has created and introduced a method of deployment for the MRU to create a nationwide unified community response program. The deployment plan directly links the emergency response community to the private sector with systems to communicate, aid and escape. Sector 10 Services USA, inc. believes every major city within the US could be linked under its national response program.

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Sector 10 Services USA, Inc. central challenge will be to generate and manage operational and revenue growth. The company’s marketing plan and business plan is designed to allow for necessary adjustments and ongoing review without impeding sales efforts.

Upon Completion of the transaction, the following shall assume the office indicated and as Directors of the Company

BIOGRAPHIES:

Pericles DeAvila, President

Pericles DeAvila is the inventor of the imaginative Pericles LogiX System and the Mobile and Stationary Response Units (or MRU and SRU) products, the first self-contained emergency response systems in the emergency and safety market. He has had years of entrepreneurial experience nationally and internationally. His experience in leading large groups of people was expanded when he continued his construction experience as the commercial/industrial construction manager on large projects in Silicon Valley CA and in the Seattle WA area.

He founded DeAvila Homes, a condominium development company and was co-founder of Dagcon General Construction, a 375-employee subcontractor in the San Francisco area in the mid 1990’s. Mr.
DeAvila created a futurist team of architectural, engineering minds to convert existing residential construction methods into new cost effective, time efficient construction erecting technologies. These efforts lead to the construction of metal frame residential homes in the Bay Area.

His experience in the industry has allowed him participation and completion of projects with budgets of over $400 million each.
He is fluent in Portuguese, Italian, French, Spanish, as well as English. He is the recipient of a Congressional National Leadership Award and was appointed as special advisor to the Chairman of the Congressional Committee on the Business Advisory Council.

Alan Rouleau, Vice President

Alan Rouleau is a construction industry professional in Seattle, WA. Mr. Rouleau has more than 25 years of multifaceted experience in the leadership of business and construction operations. He is an accomplished, successful professional in major program/general management roles over teams of eight plus professionals. He was the founder of a drywall company in 1984 that serviced the residential and light commercial industry in the Manchester, NH area.

As a highly sought after professional he has enjoyed working on projects such as the Adobe Waterfront, the most aggressive futuristic architectural design by MBBJ in the Seattle area. He also lead a team of one hundred plus construction professionals responsible for construction and scheduling for a two year contract at Safeco Field in Seattle, WA.

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His experience includes the development and implementation of safety plans in all types of construction scenarios. This process includes assessment, accident prevention, designating competence training and resource allocation to help companies become more profitable by implementing practical safety plans.

Mr. Rouleau served in the USMC from 1978-1982 MOS: Scout/Sniper and is the recipient of a humanitarian award. Mr. Rouleau is an avid sportsman and globe trekker. He has traveled to 39 countries and has climbed some of the world’s largest mountains, such as Mt. Kenya in Africa and Mont Blanc in Europe. He is fluent in French.

Cristy A. DeAvila, Secretary/Treasurer

Ms. DeAvila is a technology professional possessing a comprehensive knowledge of telecommunications and data convergence industry trends to enhance business processes. She is an experienced liaison between regulators, vendors, commercial customers and international business owners. Her strong business knowledge and interpersonal skills demonstrate innovative thinking, strategic planning and project directives. Most recently she served as the Vice President over a 120 million dollar budget of COGS and pricing for UCN, a technology company in Utah.

Ms. DeAvila has had a very successful career as an executive in the telecommunications industry. She was Director of Long Distance Services for McLeod USA Communications, Inc. She had corporate responsibility for contract negotiations and vendor/sales relationships. She provided technical expertise and support for product development. Ms. DeAvila managed six departments of network administration including project development, traffic engineering , provisioning, private line optimization, line costs and vendor relations. She had line cost responsibility of $15 million per month and was able to institute a cost reduction program resulting in a $3.5 million savings to the company. Auditing charges and managing disputed charges by vendors was also one of her responsibilities. She also directed the design and implementation of a WEB based traffic analysis system.

Ms. DeAvila was also the Director of Network Services for Access Communications, Inc. She had complete responsibility for contract negotiations and vendor/sales relationships. She was also responsible for product and sales support for technical, pricing and costing requirements. She developed & submitted over $4 million of liability and expense reports monthly. Ms. DeAvila was also responsible for the development and delivery of all employee-training requirements. She designed and developed the sales and marketing collateral for the company. She was also the key contact for investors and large customer support for the company. She is the spouse of Pericles DeAvila.

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SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED BALANCE SHEETS
As of June 30, 2007 and March 31, 2007

	June 30, 2007	March 31, 2007
ASSETS
Current assets:
Cash and Cash equivalents	$397	$1,781
Due from affiliate	14,123	-
Note receivable, net of impairment allowance of $0 and $10,710	-	400,000
Deferred financing costs	14,427	11,438
Total current assets	28,947	413,219

Deferred financing costs, net of amortization of $4,752 and $2,806	70,821	75,756
Total assets	$99,768	$488,975

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$145,395	$154,410
Derivative liabilities	1,870,209	1,396,245
Notes payable - shareholder	8,500	35,000
Due to affiliate	-	13,078
Total current liabilities	2,024,104	1,598,733
Callable secured convertible notes payable net of unamortized discount of $588,720 and $592,806	11,280	7,194
Total liabilities	2,035,384	1,605,927
Shareholders' deficit:
Preferred shares - $0.001 par value; 1,000,000 authorized, no shares issued or outstanding	-	-
Common shares - $0.001 par value; 50,000,000 authorized; 26,548,292 shares issued and outstanding	26,548	26,548
Additional paid - in capital	7,080,898	7,080,898
Deficit accumulated during the development stage	(9,043,062)	(8,224,398)
Total shareholders' deficit	(1,935,616)	(1,116,952)
Total liabilities and shareholders' deficit	$99,768	$488,975

The accompanying notes are an integral part of these unaudited consolidated financial statements

11

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30, 2007 and 2006
and for the Period From Inception, August 19, 1999, to June 30, 2007

	Three Months Ended		Inception to
	June 30,	June 30,	June 30,
	2007	2006	2007
Expenses
General and administrative	$325,629	-	$1,247,863
Impairment of note receivable	-	-	10,701
Total expenses	325,629	-	1,258,564
Loss from operations	(325,629)	-	(1,258,564)

Other income (expense)
Interest income	-	-	10,701
Interest expense	(19,071)	-	(45,268)
Change in fair value of derivatives	(473,964)	-	(1,270,209)
Total other income/(expense)	(493,035)	-	(1,304,776)
Loss from continuing operations	(818,664)	-	(2,563,340)
Discontinued operations
Loss from operations of subsidiary	-	(433,538)	(6,778,804)
Gain on disposal of subsidiary	-	-	299,082
Loss from discontinued operations	-	(433,538)	(6,479,722)
Net loss	$(818,664)	$(433,538)	$(9,043,062)

Weighted Average Shares Outstanding - basic and diluted	26,548,292	24,612,455
Basic and diluted loss per share
Continuing Operations	$(0.03)	$-
Discontinued Operations	$-	$(0.02)
Net Loss	$(0.03)	$(0.02)

The accompanying notes are an integral part of these unaudited consolidated financial statements

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SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
For the period from inception, August 19, 1999, to June 30, 2007

			Additional	During the	Losses
	Common Stock		Paid-In	Development	Accumulated
	Shares	Amount	Capital	Stage	Total
Balance at Inception, August 19,1999	-	$-	$-	$-	$-
Issuance of common stock	20,000	20	-	-	20
Net loss	-	-	-	(84,021)	(84,021)
Balance at December 31, 1999	20,000	20	-	(84,021)	(84,001)
Net loss	-	-	-	(230,879)	(230,879)
Balance at December 31, 2000	20,000	20	-	(314,900)	(314,880)
Net loss	-	-	-	(494,816)	(494,816)
Balance at December 31, 2001	20,000	20	-	(809,716)	(809,696)
Net loss	-	-	-	(384,590)	(384,590)
Balance at December 31, 2002	20,000	20	-	(1,194,306)	(1,194,286)
Reclassification of debt to equity	43,000	43	1,581,940	-	1,581,983
Net loss	-	-	-	(736,364)	(736,364)
Balance at December 31, 2003	63,000	63	1,581,940	(1,930,670)	(348,667)
Effect of issuance of common stock and recapitalization in a reverse acquisition transaction	25,943,925	25,944	(25,944)	-	-
Net loss	-	-	-	(205,994)	(205,994)
Balance at March 31, 2004	26,006,925	26,007	1,555,996	(2,136,664)	(554,661)
Proceeds from issuance of common stock	603,856	604	301,324	-	301,928
Cancellation of shares	(3,502,925)	(3,503)	3,503	-	-
Net loss	-	-	(1,592,469)	(1,592,469)
Balance at March 31, 2005	23,107,856	23,108	1,860,823	(3,729,133)	(1,845,202)
Proceeds from issuance of common stock	276,400	276	276,124	-	276,400
Stock issued for accounts payable	50,000	50	49,950	-	50,000
Stock issued for conversion of debt	1,050,000	1,050	1,048,950	-	1,050,000
Net loss	-	-	-	(1,376,529)	(1,376,529)
Balance at March 31, 2006	24,484,256	24,484	3,235,847	(5,105,662)	(1,845,331)
Proceeds from issuance of common stock	24,694	25	24,670	-	24,695
Stock issued for services	1,102,000	1,102	1,306,500	-	1,307,602
Stock issued for debt	817,342	817	1,838,204	-	1,839,021
Stock issued for investment	3,000,000	3,000	4,017,000	-	4,020,000
Stock rescinded relating to investment	(2,880,000)	(2,880)	(3,856,323)	-	(3,859,203)
Expenses paid by shareholder	-	-	515,000	-	515,000
Net loss	-	-	-	(3,118,736)	(3,118,736)
Balance at March 31, 2007	26,548,292	26,548	7,080,898	(8,224,398)	(1,116,952)
Net loss	-	-	-	(818,664)	(818,664)
Balance at June 30, 2007	26,548,292	$26,548	$7,080,898	$(9,043,062)	$(1,935,616)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended June 30, 2007 and 2006
and for the Period From Inception, August 19, 1999, to June 30, 2007

	Three Months Ended		Inception to
	June 30,	June 30,	June 30,
	2007	2006	2007
Cash Flows from Operating Activities:
Net loss	$(818,664)	$(433,538)	$(9,043,062)
Loss on discontinued operations	-	433,538	6,479,722
Loss from continuing operations	(818,664)	-	(2,563,340)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of loan receivable	-	-	10,701
Stock issued for services	-	-	692,650
Amortization of deferred financing costs	1,946	-	4,752
Accretion of discount on convertible notes	4,086	-	11,280
Change in fair value of derivatives	473,964	-	1,270,209
Changes in
Accounts payable and accrued liabilities	(9,015)	-	145,393
Due to affiliate	(27,201)	-	(14,123)
Interest receivable	-	-	(10,701)
Net cash used in operating activities	(374,884)	-	(453,179)
Cash Flows from Investing Activities
Investment in note receivable	-	-	(400,000)
Proceeds from note receivable	400,000	-	400,000
Net cash provided by investing activities	400,000	-	-
Cash Flows from Financing Activities
Proceeds from issuance of common stock	-	-	24,695
Proceeds from notes payable - shareholder	8,500	-	43,500
Proceeds from convertible notes payable	-	-	600,000
Payments on notes payable - shareholder	(35,000)	-	(35,000)
Debt issuance costs	-	-	(90,000)
Net cash provided by financing activities	(26,500)	-	543,195
Discontinued operations
Discontinued operating activities	-	(139,230)	(4,506,211)
Discontinued investing activities	-	(373)	(187,748)
Discontinued financing activities	-	84,695	4,604,340
Net cash provided by (used in) discontinued operations	-	(54,908)	(89,619)
Net increase (decrease) in cash and cash equivalents	(1,384)	(54,908)	397

Cash and cash equivalents
Beginning of period - continuing operations	1,781	-	-
Beginning of period - discontinued operations	-	62,383	-
End of period - continuing operations	$397	$-	$397
End of period - discontinued operations	$-	$7,475	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements

14

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of SKRM Interactive, Inc. formerly SKREEM ENTERTAINMENT CORPORATION have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10QSB and Item 310(b) of Regulation S-B. Certain information and footnote disclosures normally in financial statements prepared in accordance with generally accepted accounting principles have been or omitted pursuant to the rules and regulations of the Securities and Exchange Commission; however, management believes the disclosures which are made are adequate to make the information presented not misleading. Management believes that all adjustments have been made to the financial statements as are necessary to the fair statement of the results of the interim period. These consolidated financial statements and footnotes should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007, and Management’s Discussion and Analysis of Financial Condition and Results of Operations. Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 2 - GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. SKRM Interactive sustained losses of $818,664 and $433,538 for the three months ended June 30, 2007 and June 30, 2006, respectively. The Company had an accumulated deficit of $9,043,062 as of June 30, 2007. These factors raise substantial doubt about the ability of SKRM Interactive to continue as a going concern for a reasonable period of time. SKRM Interactive is highly dependent on its ability to continue to obtain investment capital and loans from an affiliate and shareholder in order to fund the current and planned operating levels. No assurance can be given that SKRM Interactive will be successful in these efforts.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should SKRM Interactive be unable to continue as a going concern.

Note 3 - REGISTRATION RIGHTS AGREEMENT

The Company has not filed its Registration Statement with the SEC as of the date of this filing. Since the Company has not been able to file its Registration Statement in a timely manner, the Company has recorded a liability of $84,000. The liability represents the Company’s obligation under its registration rights agreement to its note holders as partial relief for damages. The Company has included in the consolidated statement of operations the expense of $36,000 within its general and administrative expenses for the three months ended June 30, 2007. The liability of $84,000 will continue to increase by approximately $12,000 each month until the Registration Statement becomes effective or the note holders are paid in full. The Company may pay the obligation in cash or in common stock. If the payment is made in common stock, the Company is required to use the conversion rate of $1.27. The Company plans to file its Registration Statement with the SEC by August 31, 2007.

Note 4 - DERIVATIVE LIABILITES

The impact of the application of SFAS No. 133 and EITF 00-19 in regards to the derivative liabilities on the balance sheet is presented below. The change in fair value of the derivative liabilities from March 31, 2007 to June 30, 2007 is reflected as either a gain or loss in the consolidated statement of operations.

Description	June 30, 2007	March 31, 2007
Derivative liability - single compound embedded derivatives Within the convertible notes	$26,319	$27,210
Derivative liability - warrants	1,843,890	1,369,035

Total	$1,870,209	$1,396,245

17

Derivative Liability - Single Compound Embedded Derivatives within Convertible Notes

SKRM Interactive, Inc. valued the single compound embedded derivatives within the convertible notes based on a probability weighted discounted cash flow model. The value at inception of the single compound embedded derivative liability was $139,286 and was bifurcated from the debt host contract and recorded as a derivative liability.

The compound embedded derivative liability was measured at fair value again at June 30, 2007 and the change in fair value was recorded as a gain in the amount of $891 in the consolidated statement of operations.

The assumptions used within the model are included below:

Probability-Weighted Expected Cash Flow Methodology - Assumptions: Single Compound Embedded Derivative within Convertible Note

Description	June 30, 2007	March 31, 2007
Risk-free interest rate	4.89%	4.54%
Default status	10.00%	10.00%
Alternative financing available and exercised	1.00%	1.00%
Trading volume, gross monthly rate increase	1.00%	1.00%
Annual growth rate of stock price	22.05%	21.76%
Future projected volatility	125.85%	100.00%

Derivative Liabilities - Warrants

The warrants were valued at June 30, 2007 for $1,843,890 and the change in fair value was recorded as a loss in the amount of $474,855 in the consolidated statement of operations.

Black-Scholes Option Pricing Model Assumptions -

Description	June 30, 2007	March 31, 2007
Risk-free interest rate	4.96%	4.58%
Expected warrant life	6.42 years	6.67 years
Expected volatility	141.90%	119.82%
Dividends	none	none
Exercise pricing reset probability	10%	-

The Company felt it was necessary to consider a possible reset of its exercise price for the warrants due the probability of the Company issuing new debt with additional equity or derivative instruments. The issuance of new debt could trigger a reset price for the warrants from an exercise price of $1.75 to $0.20. The Company has placed a probability of this event occurring at 10%.

18

Note 5 - SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

For the three months ended June 30, 2007, the Company paid $100 in interest expense and $0 in income taxes and had no non-cash transactions.

The Company paid $0 interest expense and $0 in income taxes for the three months ended June 30, 2006.

The Company has included in its discontinued operations for the three months ended June 30, 2006, a one-year agreement with Hobson, Bowersock, & Associates, LLC (HLB) in which HLB prepared and implemented a promotional campaign for the Company. The Company issued 250,000 shares of common stock and recorded $250,000 in advertising expense.

19

SKRM Interactive Inc.
Two Year Proforma Financial Statements

	2008	2008
MRUs/SRU's sold	1175	6900
Revenues
Revenue based on $25,000 average per unit	$29,250,000	$172,500,000
Expenses
General & administrative	$250,000	$595,000
Distribution & warehousing	$0	$0
Information systems	$0	$0
Intellectual property	$0	$0
Product development	$0	$0
Legal support	$130,800	$170,400
Finance & contracts support	$132,000	$186,000
Human Resources support	$113,400	$150,300
Training	$185,250	$364,500
PR / Marketing Support	$455,200	$431,200
IT / Telecommunications support	$621,150	$561,900
Service Center / Metro Rollout Support	$1,486,875	$2,748,500
Professional fees	$60,000	$65,000
Pres. Services salary & benefits	$180,000	$210,000
Personal expenses	$36,000	$36,000
Director National Sales	$168,000	$168,000
Personal expenses	$12,000	$12,000
Direct Sales Reps	$530,750	$1,665,000
Personal expenses	$78,000	$222,000
Emergency Management	$168,000	$168,000
Personal expenses	$12,000	$12,000
Occupational Health Management	$168,000	$168,000
Personal expenses	$12,000	$12,000
Personal expenses	$10,500	$60,000
Field Service Manager	$144,000	$144,000
Personal expenses	$6,000	$6,000
Administration salary & benefits	$60,000	$60,000
Personal expenses	$1,200	$1,200
Other expenses	$51,000	$60,000

Total Expenses	$5,072,125	$8,277,000

Net Income	$24,177,875	$164,223,000

Dissenters’ Rights of Appraisal.

Under Delaware Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

20

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NW Washington, D.C, 20459. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NW Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:
(1) Annual Report on Form 10-KSB, for the year ended March 31, 2007;

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,
PLEASE CONTACT:

By order of the Board of Directors of
SKRM Interactive Inc.
11637 Orpington Street
Orlando, Florida 32817
(407) 207-0400
September 27, 2007

By: /s/ Charles Camorata
Charles Camorata Chief Executive Officer, President

21

Exhibit A

CERTIFICATE of AMENDMENT of
CERTIFICATE of INCORPORATION of
SKREEM ENTERTAINMENT CORPORATION

Pursuant to § 242 of the General Corporation Law of the State of Delaware

The undersigned, pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify and set forth as follows:

FIRST: That at a meeting of the Board of Directors of SKREEM ENTERTAINMENT CORPORATION. (the “Corporation”), the following resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Company that Article FOURTH of the Certificate of Incorporation be amended to read as follows:

“FOURTH: The total number of shares of all classes which the Corporation is authorized to have outstanding is Two Hundred Million (200,000,000) shares of which stock, One Hundred Ninety Million (190,000,000) shares in the par value of $.001 shall be common stock and of which One Million (1,000,000) shares in the par value of $.001 each, shall be preferred stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series and the qualifications, limitations or restrictions thereof. The authority of the board with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

22

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption rates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(h) Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.”

SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Charles Camorata, this ___ Day of October, 2007.

/s/
Charles Camorata Authorized Officer

23

Sector 10 Services USA, Inc. seeks to become the leading provider of pre-deployed emergency life response equipment across all Major US cities. Sector 10 Services is the exclusive provider of Pericles LogiX System in the United States and Canada .

Sector 10 Services USA Inc. is uniquely positioned and charged to market and address the city centric emergency needs of all across the US and Canadian Cities with the Pericles LogiX System a structured and integrated emergency solution designed to pre-deploy emergency emergency and disaster response equipment to make US cities safer. Sector 10 Services USA Inc is the exclusive provider of the Pericles LogiX System in the US along with the SRU and MRU product line, organizing safety services to cities across the USA. Sector 10’s initial MRU design has been developed, produced, nationally test marketed and sold.

PRODUCT/SERVICES:

Sector 10 Services USA Inc. core focus is on first response solutions, utilizing two lines of patented products, Mobile response Units (MRU) and Stationary Response Units (SRU). Both product lines represent a leap forward is emergency response systems and evacuation aids. These unique comprehensive products represent a new product category for brand development.

Sector 10 Services USA inc. intends to provide replenishment & maintenance, customer service and education and training services. (Including EPA, OSHA, NIOSH & NFPA rules/guidelines). To expedite sales, the company will facilitate financial solutions through private or municipal leases

Major markets defined by the company include Multi-Story Buildings, Construction/Industrial Sites, Schools, Hospitals, Hazmat/Decontamination First Responder Teams

The Multi-Story Building market is the initial target market for Sector 10 Services USA Inc. Customers will primarily be the building owners and managers, institutions and the building tenants. Targeting the top 20 building managers in the U.S. is central to the sales implementation strategy. This complements the 80/20 principle, where a small number of building managers will make up over 80% of the market place. There are over 6 million U.S. buildings, 943,000 are over 7 stories and 400,000 are skyscrapers. This market alone represents the potential of up to $104 billion

COMPETITION:

There is no apparent direct competition for the MRU concept at this time. Sector 10 has not identified any enterprise currently manufacturing or marketing a pre-packaged, pre-deployable MRU. Competition is incorrectly identified as the 30,000 products in the existing emergency and safety industry. The numbers of these products are loosely bound fragmented mixture of inventors, distributors and manufacturers in an old distribution market. Sector 10 intends to provide a new channel of distribution in the marketplace. The distributors of the thousands of existing medical safety and communications products are potential customers of Sector 10 because the MRU is a new way to communicate, store, deliver, deploy and stage emergency relief and products. Those who specialize in safety and emergency products are typically a division or subsidiary of a larger organization.

OPPORTUNITY/RISK:

America’s war on terrorism provides extraordinary demand for this technology. Sector 10 Services USA, Inc has over 40,000 qualified leads in 7 target markets. The total U.S. market valuation for this new product category is estimated to be $154 billion. Sector 10 has created and introduced a method of deployment for the MRU to create a nationwide unified community response program. The deployment plan directly links the emergency response community to the private sector with systems to communicate, aid and escape. Sector 10 Services USA, inc. believes every major city within the US could be linked under its national response program.

Sector 10 Services USA, Inc. central challenge will be to generate and manage operational and revenue growth. The company’s marketing plan and business plan is designed to allow for necessary adjustments and ongoing review without impeding sales efforts.

Upon Completion of the transaction, the following shall assume the office indicated and as Directors of the Company

BIOGRAPHIES:

Pericles DeAvila, President

Pericles DeAvila is the inventor of the imaginative Pericles LogiX System and the Mobile and Stationary Response Units (or MRU and SRU) products, the first self-contained emergency response systems in the emergency and safety market. He has had years of entrepreneurial experience nationally and internationally. His experience in leading large groups of people was expanded when he continued his construction experience as the commercial/industrial construction manager on large projects in Silicon Valley CA and in the Seattle WA area.

He founded DeAvila Homes, a condominium development company and was co-founder of Dagcon General Construction, a 375-employee subcontractor in the San Francisco area in the mid 1990’s. Mr.
DeAvila created a futurist team of architectural, engineering minds to convert existing residential construction methods into new cost effective, time efficient construction erecting technologies. These efforts lead to the construction of metal frame residential homes in the Bay Area.

His experience in the industry has allowed him participation and completion of projects with budgets of over $400 million each.
He is fluent in Portuguese, Italian, French, Spanish, as well as English. He is the recipient of a Congressional National Leadership Award and was appointed as special advisor to the Chairman of the Congressional Committee on the Business Advisory Council.

Alan Rouleau, Vice President

Alan Rouleau is a construction industry professional in Seattle, WA. Mr. Rouleau has more than 25 years of multifaceted experience in the leadership of business and construction operations. He is an accomplished, successful professional in major program/general management roles over teams of eight plus professionals. He was the founder of a drywall company in 1984 that serviced the residential and light commercial industry in the Manchester, NH area.

As a highly sought after professional he has enjoyed working on projects such as the Adobe Waterfront, the most aggressive futuristic architectural design by MBBJ in the Seattle area. He also lead a team of one hundred plus construction professionals responsible for construction and scheduling for a two year contract at Safeco Field in Seattle, WA.

His experience includes the development and implementation of safety plans in all types of construction scenarios. This process includes assessment, accident prevention, designating competence training and resource allocation to help companies become more profitable by implementing practical safety plans.

Mr. Rouleau served in the USMC from 1978-1982 MOS: Scout/Sniper and is the recipient of a humanitarian award. Mr. Rouleau is an avid sportsman and globe trekker. He has traveled to 39 countries and has climbed some of the world’s largest mountains, such as Mt. Kenya in Africa and Mont Blanc in Europe. He is fluent in French.

Cristy A. DeAvila, Secretary/Treasurer

Ms. DeAvila is a technology professional possessing a comprehensive knowledge of telecommunications and data convergence industry trends to enhance business processes. She is an experienced liaison between regulators, vendors, commercial customers and international business owners. Her strong business knowledge and interpersonal skills demonstrate innovative thinking, strategic planning and project directives. Most recently she served as the Vice President over a 120 million dollar budget of COGS and pricing for UCN, a technology company in Utah.

Ms. DeAvila has had a very successful career as an executive in the telecommunications industry. She was Director of Long Distance Services for McLeod USA Communications, Inc. She had corporate responsibility for contract negotiations and vendor/sales relationships. She provided technical expertise and support for product development. Ms. DeAvila managed six departments of network administration including project development, traffic engineering , provisioning, private line optimization, line costs and vendor relations. She had line cost responsibility of $15 million per month and was able to institute a cost reduction program resulting in a $3.5 million savings to the company. Auditing charges and managing disputed charges by vendors was also one of her responsibilities. She also directed the design and implementation of a WEB based traffic analysis system.

Ms. DeAvila was also the Director of Network Services for Access Communications, Inc. She had complete responsibility for contract negotiations and vendor/sales relationships. She was also responsible for product and sales support for technical, pricing and costing requirements. She developed & submitted over $4 million of liability and expense reports monthly. Ms. DeAvila was also responsible for the development and delivery of all employee-training requirements. She designed and developed the sales and marketing collateral for the company. She was also the key contact for investors and large customer support for the company. She is the spouse of Pericles DeAvila.

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED BALANCE SHEETS
As of June 30, 2007 and March 31, 2007

	June 30, 2007	March 31, 2007
ASSETS
Current assets:
Cash and Cash equivalents	$397	$1,781
Due from affiliate	14,123	-
Note receivable, net of impairment allowance of $0 and $10,710	-	400,000
Deferred financing costs	14,427	11,438
Total current assets	28,947	413,219

Deferred financing costs, net of amortization of $4,752 and $2,806	70,821	75,756
Total assets	$99,768	$488,975

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$145,395	$154,410
Derivative liabilities	1,870,209	1,396,245
Notes payable - shareholder	8,500	35,000
Due to affiliate	-	13,078
Total current liabilities	2,024,104	1,598,733
Callable secured convertible notes payable net of unamortized discount of $588,720 and $592,806	11,280	7,194
Total liabilities	2,035,384	1,605,927
Shareholders' deficit:
Preferred shares - $0.001 par value; 1,000,000 authorized, no shares issued or outstanding	-	-
Common shares - $0.001 par value; 50,000,000 authorized; 26,548,292 shares issued and outstanding	26,548	26,548
Additional paid - in capital	7,080,898	7,080,898
Deficit accumulated during the development stage	(9,043,062)	(8,224,398)
Total shareholders' deficit	(1,935,616)	(1,116,952)
Total liabilities and shareholders' deficit	$99,768	$488,975

The accompanying notes are an integral part of these unaudited consolidated financial statements

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30, 2007 and 2006
and for the Period From Inception, August 19, 1999, to June 30, 2007

	Three Months Ended		Inception to
	June 30,	June 30,	June 30,
	2007	2006	2007
Expenses
General and administrative	$325,629	-	$1,247,863
Impairment of note receivable	-	-	10,701
Total expenses	325,629	-	1,258,564
Loss from operations	(325,629)	-	(1,258,564)

Other income (expense)
Interest income	-	-	10,701
Interest expense	(19,071)	-	(45,268)
Change in fair value of derivatives	(473,964)	-	(1,270,209)
Total other income/(expense)	(493,035)	-	(1,304,776)
Loss from continuing operations	(818,664)	-	(2,563,340)
Discontinued operations
Loss from operations of subsidiary	-	(433,538)	(6,778,804)
Gain on disposal of subsidiary	-	-	299,082
Loss from discontinued operations	-	(433,538)	(6,479,722)
Net loss	$(818,664)	$(433,538)	$(9,043,062)

Weighted Average Shares Outstanding - basic and diluted	26,548,292	24,612,455
Basic and diluted loss per share
Continuing Operations	$(0.03)	$-
Discontinued Operations	$-	$(0.02)
Net Loss	$(0.03)	$(0.02)

The accompanying notes are an integral part of these unaudited consolidated financial statements

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
For the period from inception, August 19, 1999, to June 30, 2007

			Additional	During the	Losses
	Common Stock		Paid-In	Development	Accumulated
	Shares	Amount	Capital	Stage	Total
Balance at Inception, August 19,1999	-	$-	$-	$-	$-
Issuance of common stock	20,000	20	-	-	20
Net loss	-	-	-	(84,021)	(84,021)
Balance at December 31, 1999	20,000	20	-	(84,021)	(84,001)
Net loss	-	-	-	(230,879)	(230,879)
Balance at December 31, 2000	20,000	20	-	(314,900)	(314,880)
Net loss	-	-	-	(494,816)	(494,816)
Balance at December 31, 2001	20,000	20	-	(809,716)	(809,696)
Net loss	-	-	-	(384,590)	(384,590)
Balance at December 31, 2002	20,000	20	-	(1,194,306)	(1,194,286)
Reclassification of debt to equity	43,000	43	1,581,940	-	1,581,983
Net loss	-	-	-	(736,364)	(736,364)
Balance at December 31, 2003	63,000	63	1,581,940	(1,930,670)	(348,667)
Effect of issuance of common stock and recapitalization in a reverse acquisition transaction	25,943,925	25,944	(25,944)	-	-
Net loss	-	-	-	(205,994)	(205,994)
Balance at March 31, 2004	26,006,925	26,007	1,555,996	(2,136,664)	(554,661)
Proceeds from issuance of common stock	603,856	604	301,324	-	301,928
Cancellation of shares	(3,502,925)	(3,503)	3,503	-	-
Net loss	-	-	(1,592,469)	(1,592,469)
Balance at March 31, 2005	23,107,856	23,108	1,860,823	(3,729,133)	(1,845,202)
Proceeds from issuance of common stock	276,400	276	276,124	-	276,400
Stock issued for accounts payable	50,000	50	49,950	-	50,000
Stock issued for conversion of debt	1,050,000	1,050	1,048,950	-	1,050,000
Net loss	-	-	-	(1,376,529)	(1,376,529)
Balance at March 31, 2006	24,484,256	24,484	3,235,847	(5,105,662)	(1,845,331)
Proceeds from issuance of common stock	24,694	25	24,670	-	24,695
Stock issued for services	1,102,000	1,102	1,306,500	-	1,307,602
Stock issued for debt	817,342	817	1,838,204	-	1,839,021
Stock issued for investment	3,000,000	3,000	4,017,000	-	4,020,000
Stock rescinded relating to investment	(2,880,000)	(2,880)	(3,856,323)	-	(3,859,203)
Expenses paid by shareholder	-	-	515,000	-	515,000
Net loss	-	-	-	(3,118,736)	(3,118,736)
Balance at March 31, 2007	26,548,292	26,548	7,080,898	(8,224,398)	(1,116,952)
Net loss	-	-	-	(818,664)	(818,664)
Balance at June 30, 2007	26,548,292	$26,548	$7,080,898	$(9,043,062)	$(1,935,616)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended June 30, 2007 and 2006
and for the Period From Inception, August 19, 1999, to June 30, 2007

	Three Months Ended		Inception to
	June 30,	June 30,	June 30,
	2007	2006	2007
Cash Flows from Operating Activities:
Net loss	$(818,664)	$(433,538)	$(9,043,062)
Loss on discontinued operations	-	433,538	6,479,722
Loss from continuing operations	(818,664)	-	(2,563,340)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of loan receivable	-	-	10,701
Stock issued for services	-	-	692,650
Amortization of deferred financing costs	1,946	-	4,752
Accretion of discount on convertible notes	4,086	-	11,280
Change in fair value of derivatives	473,964	-	1,270,209
Changes in
Accounts payable and accrued liabilities	(9,015)	-	145,393
Due to affiliate	(27,201)	-	(14,123)
Interest receivable	-	-	(10,701)
Net cash used in operating activities	(374,884)	-	(453,179)
Cash Flows from Investing Activities
Investment in note receivable	-	-	(400,000)
Proceeds from note receivable	400,000	-	400,000
Net cash provided by investing activities	400,000	-	-
Cash Flows from Financing Activities
Proceeds from issuance of common stock	-	-	24,695
Proceeds from notes payable - shareholder	8,500	-	43,500
Proceeds from convertible notes payable	-	-	600,000
Payments on notes payable - shareholder	(35,000)	-	(35,000)
Debt issuance costs	-	-	(90,000)
Net cash provided by financing activities	(26,500)	-	543,195
Discontinued operations
Discontinued operating activities	-	(139,230)	(4,506,211)
Discontinued investing activities	-	(373)	(187,748)
Discontinued financing activities	-	84,695	4,604,340
Net cash provided by (used in) discontinued operations	-	(54,908)	(89,619)
Net increase (decrease) in cash and cash equivalents	(1,384)	(54,908)	397

Cash and cash equivalents
Beginning of period - continuing operations	1,781	-	-
Beginning of period - discontinued operations	-	62,383	-
End of period - continuing operations	$397	$-	$397
End of period - discontinued operations	$-	$7,475	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of SKRM Interactive, Inc. formerly SKREEM ENTERTAINMENT CORPORATION have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10QSB and Item 310(b) of Regulation S-B. Certain information and footnote disclosures normally in financial statements prepared in accordance with generally accepted accounting principles have been or omitted pursuant to the rules and regulations of the Securities and Exchange Commission; however, management believes the disclosures which are made are adequate to make the information presented not misleading. Management believes that all adjustments have been made to the financial statements as are necessary to the fair statement of the results of the interim period. These consolidated financial statements and footnotes should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007, and Management’s Discussion and Analysis of Financial Condition and Results of Operations. Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 2 - GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. SKRM Interactive sustained losses of $818,664 and $433,538 for the three months ended June 30, 2007 and June 30, 2006, respectively. The Company had an accumulated deficit of $9,043,062 as of June 30, 2007. These factors raise substantial doubt about the ability of SKRM Interactive to continue as a going concern for a reasonable period of time. SKRM Interactive is highly dependent on its ability to continue to obtain investment capital and loans from an affiliate and shareholder in order to fund the current and planned operating levels. No assurance can be given that SKRM Interactive will be successful in these efforts.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should SKRM Interactive be unable to continue as a going concern.

Note 3 - REGISTRATION RIGHTS AGREEMENT

The Company has not filed its Registration Statement with the SEC as of the date of this filing. Since the Company has not been able to file its Registration Statement in a timely manner, the Company has recorded a liability of $84,000. The liability represents the Company’s obligation under its registration rights agreement to its note holders as partial relief for damages. The Company has included in the consolidated statement of operations the expense of $36,000 within its general and administrative expenses for the three months ended June 30, 2007. The liability of $84,000 will continue to increase by approximately $12,000 each month until the Registration Statement becomes effective or the note holders are paid in full. The Company may pay the obligation in cash or in common stock. If the payment is made in common stock, the Company is required to use the conversion rate of $1.27. The Company plans to file its Registration Statement with the SEC by August 31, 2007.

Note 4 - DERIVATIVE LIABILITES

The impact of the application of SFAS No. 133 and EITF 00-19 in regards to the derivative liabilities on the balance sheet is presented below. The change in fair value of the derivative liabilities from March 31, 2007 to June 30, 2007 is reflected as either a gain or loss in the consolidated statement of operations.

Description	June 30, 2007	March 31, 2007
Derivative liability - single compound embedded derivatives Within the convertible notes	$26,319	$27,210
Derivative liability - warrants	1,843,890	1,369,035

Total	$1,870,209	$1,396,245

Derivative Liability - Single Compound Embedded Derivatives within Convertible Notes

SKRM Interactive, Inc. valued the single compound embedded derivatives within the convertible notes based on a probability weighted discounted cash flow model. The value at inception of the single compound embedded derivative liability was $139,286 and was bifurcated from the debt host contract and recorded as a derivative liability.

The compound embedded derivative liability was measured at fair value again at June 30, 2007 and the change in fair value was recorded as a gain in the amount of $891 in the consolidated statement of operations.

The assumptions used within the model are included below:

Probability-Weighted Expected Cash Flow Methodology - Assumptions: Single Compound Embedded Derivative within Convertible Note

Description	June 30, 2007	March 31, 2007
Risk-free interest rate	4.89%	4.54%
Default status	10.00%	10.00%
Alternative financing available and exercised	1.00%	1.00%
Trading volume, gross monthly rate increase	1.00%	1.00%
Annual growth rate of stock price	22.05%	21.76%
Future projected volatility	125.85%	100.00%

Derivative Liabilities - Warrants

The warrants were valued at June 30, 2007 for $1,843,890 and the change in fair value was recorded as a loss in the amount of $474,855 in the consolidated statement of operations.

Black-Scholes Option Pricing Model Assumptions -

Description	June 30, 2007	March 31, 2007
Risk-free interest rate	4.96%	4.58%
Expected warrant life	6.42 years	6.67 years
Expected volatility	141.90%	119.82%
Dividends	none	none
Exercise pricing reset probability	10%	-

The Company felt it was necessary to consider a possible reset of its exercise price for the warrants due the probability of the Company issuing new debt with additional equity or derivative instruments. The issuance of new debt could trigger a reset price for the warrants from an exercise price of $1.75 to $0.20. The Company has placed a probability of this event occurring at 10%.

Note 5 - SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

For the three months ended June 30, 2007, the Company paid $100 in interest expense and $0 in income taxes and had no non-cash transactions.

The Company paid $0 interest expense and $0 in income taxes for the three months ended June 30, 2006.

The Company has included in its discontinued operations for the three months ended June 30, 2006, a one-year agreement with Hobson, Bowersock, & Associates, LLC (HLB) in which HLB prepared and implemented a promotional campaign for the Company. The Company issued 250,000 shares of common stock and recorded $250,000 in advertising expense.

SKRM Interactive Inc.
Two Year Proforma Financial Statements

	2008	2009
MRUs/SRU's sold	1175	6900
Revenues
Revenue based on $25,000 average per unit	$29,250,000	$172,500,000
Expenses
General & administrative	$250,000	$595,000
Distribution & warehousing	$0	$0
Information systems	$0	$0
Intellectual property	$0	$0
Product development	$0	$0
Legal support	$130,800	$170,400
Finance & contracts support	$132,000	$186,000
Human Resources support	$113,400	$150,300
Training	$185,250	$364,500
PR / Marketing Support	$455,200	$431,200
IT / Telecommunications support	$621,150	$561,900
Service Center / Metro Rollout Support	$1,486,875	$2,748,500
Professional fees	$60,000	$65,000
Pres. Services salary & benefits	$180,000	$210,000
Personal expenses	$36,000	$36,000
Director National Sales	$168,000	$168,000
Personal expenses	$12,000	$12,000
Direct Sales Reps	$530,750	$1,665,000
Personal expenses	$78,000	$222,000
Emergency Management	$168,000	$168,000
Personal expenses	$12,000	$12,000
Occupational Health Management	$168,000	$168,000
Personal expenses	$12,000	$12,000
Personal expenses	$10,500	$60,000
Field Service Manager	$144,000	$144,000
Personal expenses	$6,000	$6,000
Administration salary & benefits	$60,000	$60,000
Personal expenses	$1,200	$1,200
Other expenses	$51,000	$60,000

Total Expenses	$5,072,125	$8,277,000

Net Income	$24,177,875	$164,223,000

Dissenters’ Rights of Appraisal.

Under Delaware Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NW Washington, D.C, 20459. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NW Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:
(1) Annual Report on Form 10-KSB, for the year ended March 31, 2007;

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,
PLEASE CONTACT:

By order of the Board of Directors of
SKRM Interactive Inc.
11637 Orpington Street
Orlando, Florida 32817
(407) 207-0400
September 27, 2007

By: /s/ Charles Camorata
Charles Camorata Chief Executive Officer, President

Exhibit A

CERTIFICATE of AMENDMENT of
CERTIFICATE of INCORPORATION of
SKREEM ENTERTAINMENT CORPORATION

Pursuant to § 242 of the General Corporation Law of the State of Delaware

The undersigned, pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify and set forth as follows:

FIRST: That at a meeting of the Board of Directors of SKREEM ENTERTAINMENT CORPORATION. (the “Corporation”), the following resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Company that Article FOURTH of the Certificate of Incorporation be amended to read as follows:

“FOURTH: The total number of shares of all classes which the Corporation is authorized to have outstanding is Two Hundred Million (200,000,000) shares of which stock, One Hundred Ninety Million (190,000,000) shares in the par value of $.001 shall be common stock and of which One Million (1,000,000) shares in the par value of $.001 each, shall be preferred stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series and the qualifications, limitations or restrictions thereof. The authority of the board with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption rates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(h) Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.”

SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Charles Camorata, this ___ Day of October, 2007.

/s/
Charles Camorata Authorized Officer

Sector 10 Services USA, Inc. seeks to become the leading provider of pre-deployed emergency life response equipment across all Major US cities. Sector 10 Services is the exclusive provider of Pericles LogiX System in the United States and Canada .

Sector 10 Services USA Inc. is uniquely positioned and charged to market and address the city centric emergency needs of all across the US and Canadian Cities with the Pericles LogiX System a structured and integrated emergency solution designed to pre-deploy emergency emergency and disaster response equipment to make US cities safer. Sector 10 Services USA Inc is the exclusive provider of the Pericles LogiX System in the US along with the SRU and MRU product line, organizing safety services to cities across the USA. Sector 10’s initial MRU design has been developed, produced, nationally test marketed and sold.

PRODUCT/SERVICES:

Sector 10 Services USA Inc. core focus is on first response solutions, utilizing two lines of patented products, Mobile response Units (MRU) and Stationary Response Units (SRU). Both product lines represent a leap forward is emergency response systems and evacuation aids. These unique comprehensive products represent a new product category for brand development.

Sector 10 Services USA inc. intends to provide replenishment & maintenance, customer service and education and training services. (Including EPA, OSHA, NIOSH & NFPA rules/guidelines). To expedite sales, the company will facilitate financial solutions through private or municipal leases

Major markets defined by the company include Multi-Story Buildings, Construction/Industrial Sites, Schools, Hospitals, Hazmat/Decontamination First Responder Teams

The Multi-Story Building market is the initial target market for Sector 10 Services USA Inc. Customers will primarily be the building owners and managers, institutions and the building tenants. Targeting the top 20 building managers in the U.S. is central to the sales implementation strategy. This complements the 80/20 principle, where a small number of building managers will make up over 80% of the market place. There are over 6 million U.S. buildings, 943,000 are over 7 stories and 400,000 are skyscrapers. This market alone represents the potential of up to $104 billion

COMPETITION:

There is no apparent direct competition for the MRU concept at this time. Sector 10 has not identified any enterprise currently manufacturing or marketing a pre-packaged, pre-deployable MRU. Competition is incorrectly identified as the 30,000 products in the existing emergency and safety industry. The numbers of these products are loosely bound fragmented mixture of inventors, distributors and manufacturers in an old distribution market. Sector 10 intends to provide a new channel of distribution in the marketplace. The distributors of the thousands of existing medical safety and communications products are potential customers of Sector 10 because the MRU is a new way to communicate, store, deliver, deploy and stage emergency relief and products. Those who specialize in safety and emergency products are typically a division or subsidiary of a larger organization.

OPPORTUNITY/RISK:

America’s war on terrorism provides extraordinary demand for this technology. Sector 10 Services USA, Inc has over 40,000 qualified leads in 7 target markets. The total U.S. market valuation for this new product category is estimated to be $154 billion. Sector 10 has created and introduced a method of deployment for the MRU to create a nationwide unified community response program. The deployment plan directly links the emergency response community to the private sector with systems to communicate, aid and escape. Sector 10 Services USA, inc. believes every major city within the US could be linked under its national response program.

8

Sector 10 Services USA, Inc. central challenge will be to generate and manage operational and revenue growth. The company’s marketing plan and business plan is designed to allow for necessary adjustments and ongoing review without impeding sales efforts.

Upon Completion of the transaction, the following shall assume the office indicated and as Directors of the Company

BIOGRAPHIES:

Pericles DeAvila, President

Pericles DeAvila is the inventor of the imaginative Pericles LogiX System and the Mobile and Stationary Response Units (or MRU and SRU) products, the first self-contained emergency response systems in the emergency and safety market. He has had years of entrepreneurial experience nationally and internationally. His experience in leading large groups of people was expanded when he continued his construction experience as the commercial/industrial construction manager on large projects in Silicon Valley CA and in the Seattle WA area.

He founded DeAvila Homes, a condominium development company and was co-founder of Dagcon General Construction, a 375-employee subcontractor in the San Francisco area in the mid 1990’s. Mr.
DeAvila created a futurist team of architectural, engineering minds to convert existing residential construction methods into new cost effective, time efficient construction erecting technologies. These efforts lead to the construction of metal frame residential homes in the Bay Area.

His experience in the industry has allowed him participation and completion of projects with budgets of over $400 million each.
He is fluent in Portuguese, Italian, French, Spanish, as well as English. He is the recipient of a Congressional National Leadership Award and was appointed as special advisor to the Chairman of the Congressional Committee on the Business Advisory Council.

Alan Rouleau, Vice President

Alan Rouleau is a construction industry professional in Seattle, WA. Mr. Rouleau has more than 25 years of multifaceted experience in the leadership of business and construction operations. He is an accomplished, successful professional in major program/general management roles over teams of eight plus professionals. He was the founder of a drywall company in 1984 that serviced the residential and light commercial industry in the Manchester, NH area.

As a highly sought after professional he has enjoyed working on projects such as the Adobe Waterfront, the most aggressive futuristic architectural design by MBBJ in the Seattle area. He also lead a team of one hundred plus construction professionals responsible for construction and scheduling for a two year contract at Safeco Field in Seattle, WA.

9

His experience includes the development and implementation of safety plans in all types of construction scenarios. This process includes assessment, accident prevention, designating competence training and resource allocation to help companies become more profitable by implementing practical safety plans.

Mr. Rouleau served in the USMC from 1978-1982 MOS: Scout/Sniper and is the recipient of a humanitarian award. Mr. Rouleau is an avid sportsman and globe trekker. He has traveled to 39 countries and has climbed some of the world’s largest mountains, such as Mt. Kenya in Africa and Mont Blanc in Europe. He is fluent in French.

Cristy A. DeAvila, Secretary/Treasurer

Ms. DeAvila is a technology professional possessing a comprehensive knowledge of telecommunications and data convergence industry trends to enhance business processes. She is an experienced liaison between regulators, vendors, commercial customers and international business owners. Her strong business knowledge and interpersonal skills demonstrate innovative thinking, strategic planning and project directives. Most recently she served as the Vice President over a 120 million dollar budget of COGS and pricing for UCN, a technology company in Utah.

Ms. DeAvila has had a very successful career as an executive in the telecommunications industry. She was Director of Long Distance Services for McLeod USA Communications, Inc. She had corporate responsibility for contract negotiations and vendor/sales relationships. She provided technical expertise and support for product development. Ms. DeAvila managed six departments of network administration including project development, traffic engineering , provisioning, private line optimization, line costs and vendor relations. She had line cost responsibility of $15 million per month and was able to institute a cost reduction program resulting in a $3.5 million savings to the company. Auditing charges and managing disputed charges by vendors was also one of her responsibilities. She also directed the design and implementation of a WEB based traffic analysis system.

Ms. DeAvila was also the Director of Network Services for Access Communications, Inc. She had complete responsibility for contract negotiations and vendor/sales relationships. She was also responsible for product and sales support for technical, pricing and costing requirements. She developed & submitted over $4 million of liability and expense reports monthly. Ms. DeAvila was also responsible for the development and delivery of all employee-training requirements. She designed and developed the sales and marketing collateral for the company. She was also the key contact for investors and large customer support for the company. She is the spouse of Pericles DeAvila.

10

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED BALANCE SHEETS
As of June 30, 2007 and March 31, 2007

	June 30, 2007	March 31, 2007
ASSETS
Current assets:
Cash and Cash equivalents	$397	$1,781
Due from affiliate	14,123	-
Note receivable, net of impairment allowance of $0 and $10,710	-	400,000
Deferred financing costs	14,427	11,438
Total current assets	28,947	413,219

Deferred financing costs, net of amortization of $4,752 and $2,806	70,821	75,756
Total assets	$99,768	$488,975

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$145,395	$154,410
Derivative liabilities	1,870,209	1,396,245
Notes payable - shareholder	8,500	35,000
Due to affiliate	-	13,078
Total current liabilities	2,024,104	1,598,733
Callable secured convertible notes payable net of unamortized discount of $588,720 and $592,806	11,280	7,194
Total liabilities	2,035,384	1,605,927
Shareholders' deficit:
Preferred shares - $0.001 par value; 1,000,000 authorized, no shares issued or outstanding	-	-
Common shares - $0.001 par value; 50,000,000 authorized; 26,548,292 shares issued and outstanding	26,548	26,548
Additional paid - in capital	7,080,898	7,080,898
Deficit accumulated during the development stage	(9,043,062)	(8,224,398)
Total shareholders' deficit	(1,935,616)	(1,116,952)
Total liabilities and shareholders' deficit	$99,768	$488,975

The accompanying notes are an integral part of these unaudited consolidated financial statements

11

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30, 2007 and 2006
and for the Period From Inception, August 19, 1999, to June 30, 2007

	Three Months Ended		Inception to
	June 30,	June 30,	June 30,
	2007	2006	2007
Expenses
General and administrative	$325,629	-	$1,247,863
Impairment of note receivable	-	-	10,701
Total expenses	325,629	-	1,258,564
Loss from operations	(325,629)	-	(1,258,564)

Other income (expense)
Interest income	-	-	10,701
Interest expense	(19,071)	-	(45,268)
Change in fair value of derivatives	(473,964)	-	(1,270,209)
Total other income/(expense)	(493,035)	-	(1,304,776)
Loss from continuing operations	(818,664)	-	(2,563,340)
Discontinued operations
Loss from operations of subsidiary	-	(433,538)	(6,778,804)
Gain on disposal of subsidiary	-	-	299,082
Loss from discontinued operations	-	(433,538)	(6,479,722)
Net loss	$(818,664)	$(433,538)	$(9,043,062)

Weighted Average Shares Outstanding - basic and diluted	26,548,292	24,612,455
Basic and diluted loss per share
Continuing Operations	$(0.03)	$-
Discontinued Operations	$-	$(0.02)
Net Loss	$(0.03)	$(0.02)

The accompanying notes are an integral part of these unaudited consolidated financial statements

12

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
For the period from inception, August 19, 1999, to June 30, 2007

			Additional	During the	Losses
	Common Stock		Paid-In	Development	Accumulated
	Shares	Amount	Capital	Stage	Total
Balance at Inception, August 19,1999	-	$-	$-	$-	$-
Issuance of common stock	20,000	20	-	-	20
Net loss	-	-	-	(84,021)	(84,021)
Balance at December 31, 1999	20,000	20	-	(84,021)	(84,001)
Net loss	-	-	-	(230,879)	(230,879)
Balance at December 31, 2000	20,000	20	-	(314,900)	(314,880)
Net loss	-	-	-	(494,816)	(494,816)
Balance at December 31, 2001	20,000	20	-	(809,716)	(809,696)
Net loss	-	-	-	(384,590)	(384,590)
Balance at December 31, 2002	20,000	20	-	(1,194,306)	(1,194,286)
Reclassification of debt to equity	43,000	43	1,581,940	-	1,581,983
Net loss	-	-	-	(736,364)	(736,364)
Balance at December 31, 2003	63,000	63	1,581,940	(1,930,670)	(348,667)
Effect of issuance of common stock and recapitalization in a reverse acquisition transaction	25,943,925	25,944	(25,944)	-	-
Net loss	-	-	-	(205,994)	(205,994)
Balance at March 31, 2004	26,006,925	26,007	1,555,996	(2,136,664)	(554,661)
Proceeds from issuance of common stock	603,856	604	301,324	-	301,928
Cancellation of shares	(3,502,925)	(3,503)	3,503	-	-
Net loss	-	-	(1,592,469)	(1,592,469)
Balance at March 31, 2005	23,107,856	23,108	1,860,823	(3,729,133)	(1,845,202)
Proceeds from issuance of common stock	276,400	276	276,124	-	276,400
Stock issued for accounts payable	50,000	50	49,950	-	50,000
Stock issued for conversion of debt	1,050,000	1,050	1,048,950	-	1,050,000
Net loss	-	-	-	(1,376,529)	(1,376,529)
Balance at March 31, 2006	24,484,256	24,484	3,235,847	(5,105,662)	(1,845,331)
Proceeds from issuance of common stock	24,694	25	24,670	-	24,695
Stock issued for services	1,102,000	1,102	1,306,500	-	1,307,602
Stock issued for debt	817,342	817	1,838,204	-	1,839,021
Stock issued for investment	3,000,000	3,000	4,017,000	-	4,020,000
Stock rescinded relating to investment	(2,880,000)	(2,880)	(3,856,323)	-	(3,859,203)
Expenses paid by shareholder	-	-	515,000	-	515,000
Net loss	-	-	-	(3,118,736)	(3,118,736)
Balance at March 31, 2007	26,548,292	26,548	7,080,898	(8,224,398)	(1,116,952)
Net loss	-	-	-	(818,664)	(818,664)
Balance at June 30, 2007	26,548,292	$26,548	$7,080,898	$(9,043,062)	$(1,935,616)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

13

SKRM Interactive, Inc.
(formerly SKREEM ENTERTAINMENT CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended June 30, 2007 and 2006
and for the Period From Inception, August 19, 1999, to June 30, 2007

	Three Months Ended		Inception to
	June 30,	June 30,	June 30,
	2007	2006	2007
Cash Flows from Operating Activities:
Net loss	$(818,664)	$(433,538)	$(9,043,062)
Loss on discontinued operations	-	433,538	6,479,722
Loss from continuing operations	(818,664)	-	(2,563,340)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of loan receivable	-	-	10,701
Stock issued for services	-	-	692,650
Amortization of deferred financing costs	1,946	-	4,752
Accretion of discount on convertible notes	4,086	-	11,280
Change in fair value of derivatives	473,964	-	1,270,209
Changes in
Accounts payable and accrued liabilities	(9,015)	-	145,393
Due to affiliate	(27,201)	-	(14,123)
Interest receivable	-	-	(10,701)
Net cash used in operating activities	(374,884)	-	(453,179)
Cash Flows from Investing Activities
Investment in note receivable	-	-	(400,000)
Proceeds from note receivable	400,000	-	400,000
Net cash provided by investing activities	400,000	-	-
Cash Flows from Financing Activities
Proceeds from issuance of common stock	-	-	24,695
Proceeds from notes payable - shareholder	8,500	-	43,500
Proceeds from convertible notes payable	-	-	600,000
Payments on notes payable - shareholder	(35,000)	-	(35,000)
Debt issuance costs	-	-	(90,000)
Net cash provided by financing activities	(26,500)	-	543,195
Discontinued operations
Discontinued operating activities	-	(139,230)	(4,506,211)
Discontinued investing activities	-	(373)	(187,748)
Discontinued financing activities	-	84,695	4,604,340
Net cash provided by (used in) discontinued operations	-	(54,908)	(89,619)
Net increase (decrease) in cash and cash equivalents	(1,384)	(54,908)	397

Cash and cash equivalents
Beginning of period - continuing operations	1,781	-	-
Beginning of period - discontinued operations	-	62,383	-
End of period - continuing operations	$397	$-	$397
End of period - discontinued operations	$-	$7,475	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements

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